EXHIBIT 99.3

EXTRA EASE LIMITED

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Page

Condensed Consolidated Balance Sheets as of December 31, 2008 and March 31, 2008	F-2

Condensed Consolidated Statements of Operation and Comprehensive Loss for the nine months ended December 31, 2008 and 2007	F-3

Condensed Consolidated Statements of Cash Flows for the nine months ended December 31, 2008 and 2007	F-4

Condensed Consolidated Statements of Stockholder’s Deficit for the nine months ended December 31, 2008	F-5

Notes to Condensed Consolidated Financial Statements	F-6 - F-19

EXTRA EASE LIMITED
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2008 AND MARCH 31, 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)
(Unaudited)

	December 31, 2008	March 31, 2008
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$15,138	$53,863
Accounts receivable, trade	219,865	230,123
Accounts receivable, related party	-	52,734
Inventories	7,684	4,184
Prepayments and other receivables	75,475	11,682

Total current assets	318,162	352,586

Non-current assets:
Plant and equipment, net	4,201	4,183

TOTAL ASSETS	$322,363	$356,769

LIABILITIES AND STOCKHOLDER’S DEFICIT
Current liabilities:
Bank overdraft	$166,902	$-
Short-term borrowings	30,784	-
Accounts payable, trade	416,737	127,568
Accounts payable, related party	-	421,324
Amount due to a stockholder	-	1,320,995
Amount due to a related party	1,480,972	-
Other payables and accrued liabilities	77,120	141,894

Total current liabilities	2,172,515	2,011,781

Total liabilities	2,172,515	2,011,781

Commitments and contingencies

Stockholder’s deficit:
Common stock, $1 par value; 50,000 shares authorized; 10,000 shares issued and outstanding	10,000	10,000
Additional paid-in capital	550,215	-
Accumulated other comprehensive income	28	8,499
Accumulated deficit	(2,410,395)	(1,673,511)

Total stockholder’s deficit	(1,850,152)	(1,655,012)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$322,363	$356,769

See accompanying notes to condensed consolidated financial statements.

EXTRA EASE LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATION
AND COMPREHENSIVE LOSS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

	Nine months ended December 31,
	2008	2007

REVENUES, NET:
Sales to related parties	$-	$30,973
Sales to unrelated parties	2,080,604	614,378
Total revenues, net	2,080,604	645,351

COST OF REVENUES:
Purchases from related parties	-	209,326
Purchases from unrelated parties	1,621,081	370,214
Total cost of revenues	1,621,081	579,540

GROSS PROFIT	459,523	65,811

Operating expenses:
Sales and marketing	103,364	380,319
Research and development	123,004	145,087
General and administrative	963,503	800,048
Total operating expenses	1,189,871	1,325,454

LOSS FROM OPERATIONS	(730,348)	(1,259,643)

Other income (expense):
Interest expense	(6,599)	-
Interest income	63	757

LOSS BEFORE INCOME TAX	(736,884)	(1,258,886)

Income tax expenses	-	-

NET LOSS	$(736,884)	$(1,258,886)

Other comprehensive loss:
- Foreign currency translation loss	(8,471)	5,475

COMPREHENSIVE LOSS	$(745,355)	$(1,253,411)

See accompanying notes to condensed consolidated financial statements.

EXTRA EASE LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 and 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

	Nine months ended December 31,
	2008	2007
Cash flows from operating activities:
Net loss	$(736,884)	$(1,258,886)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,316	1,104
Change in operating assets and liabilities:
Accounts receivable, trade	10,258	(157,335)
Accounts receivable, related party	52,734	(6,268)
Inventories	(3,500)	(916)
Prepayments and other receivables	(63,793)	(4,698)
Accounts payable, trade	289,169	85,955
Accounts payable, related party	(421,324)	155,974
Other payables and accrued liabilities	(64,774)	174,596

Net cash used in operating activities	(936,798)	(1,010,474)

Cash flows from investing activities:
Purchase of plant and equipment	(1,268)	(5,013)

Net cash used in investing activities	(1,268)	(5,013)

Cash flows from financing activities:
Net increase in bank overdraft	166,902	-
Proceeds from short-term borrowings	30,784	-
Advance from a related party	1,480,972	-
(Repayment to) contribution from a stockholder	(770,780)	1,113,379

Net cash provided by financing activities	907,878	1,113,379

Effect of exchange rate changes on cash and cash equivalents	(8,537)	5,383

NET CHANGE IN CASH AND CASH EQUIVALENTS	(38,725)	103,275

BEGINNING OF PERIOD	53,863	7,419

END OF PERIOD	$15,138	$110,694

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$-	$-
Cash paid for interest expense	$(6,599)	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Waiver of the amount payable to stockholder	$550,215	$-

See accompanying notes to condensed consolidated financial statements

EXTRA EASE LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDER’S DEFICIT
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)
(Unaudited)

	Common stock		Additional paid-in	Accumulated other comprehensive	Accumulated	stockholder’s
	No. of share	Amount	capital	(loss) income	deficit

Balance as of April 1, 2008	10,000	$10,000	$-	$8,499	$(1,673,511)	$(1,655,012)

Waiver of the amount payable to stockholder	-	-	550,215	-	-	550,215

Net loss for the period	-	-		-	(736,884)	(736,884)

Foreign currency translation adjustment	-	-	-	(8,471)	-	(8,471)

Balance as of December 31, 2008	10,000	$10,000	$550,215	$28	$(2,410,395)	$(1,850,152)

See accompanying notes to condensed consolidated financial statements.

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

NOTE－1	BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared by management in accordance with both accounting principles generally accepted in the United States (“GAAP”). Certain information and note disclosures normally included in audited financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.

In the opinion of management, the condensed balance sheet as of March 31, 2008 which has been derived from the audited financial statements and these unaudited condensed financial statements reflect all normal and recurring adjustments considered necessary to state fairly the results for the periods presented. The results for the period ended December 31, 2008 are not necessarily indicative of the results to be expected for the entire fiscal year ending March 31, 2009 or for any future period.

These unaudited condensed financial statements and notes thereto should be read in conjunction with the audited financial statements for the year ended March 31, 2008.

NOTE－2	ORGANIZATION AND BUSINESS BACKGROUND

Extra Ease Limited (“Extra Ease” or “the Company”) was incorporated as a limited liability company in the British Virgin Islands (“BVI”) on January 2, 2008 under the Business Companies Act 2004 of BVI. The Company, through its subsidiaries, is mainly engaged in the development and manufacturing of proprietary additives and trading of bio-degradable food containers and packaging products in Hong Kong and overseas.

As of December 31, 2008, details of the Company’s subsidiaries are described below:

Name of subsidiaries	Place and date of incorporation	Particulars of issued/ registered share capital	Principal activities

Eatware Global Corp. (“EGC”)	British Virgin Islands, March 31, 2006	1 issued share of US$1 each	Investments holding

Eatware Far East Limited (“EFEL”)	Hong Kong, January 26, 2007	1 issued share of HK$1 each	Trading of foodwares

Eatware International Limited (“EIL”)	British Virgin Islands, December 15, 2006	1 issued share of US$1 each	Trading of tablewares

Rongbao (Nantong) Environmental Co., Ltd (“RBNT”)	The People’s Republic of China, June 22, 2005	US$100,000	Manufacture and development of additives

Eatware Assets Management Limited (“EAML”)	Hong Kong, September 1, 2008	1 issued share of HK$1 each	Investments holding

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

On September 1, 2008, the Company incorporated Eatware Assets Management Limited in Hong Kong to establish the manufacturing management service.

Substantially all of its operations are conducted by its subsidiaries in Hong Kong and the People's Republic of China ("PRC").

Extra Ease and its subsidiaries are hereinafter collectively referred to as (the “Company”).

NOTE－3	GOING CONCERN UNCERTAINTIES

These consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future.

As of December 31, 2008, the Company incurred a net loss of $736,884 with an accumulated deficit of $2,410,395 and suffered from a negative operating cash flow of $936,798. The continuation of the Company is dependent upon the continuing financial support of its stockholder and obtaining short-term and long-term financing, generating significant revenue and achieving profitability. The actions involve certain cost-saving initiatives and growing strategies. As a result, the consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the Company’s ability to continue as a going concern.

NOTE－4	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Use of estimates

In preparing these condensed consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

●	Basis of consolidation

The condensed consolidated financial statements include the financial statements of Extra Ease and its subsidiaries.

All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

●	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Accounts receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customers’ current credit worthiness and the economic environment. As of December 31, 2008, no allowance for doubtful accounts was required.

●	Inventories

Inventories are stated at the lower of cost or market (net realizable value), cost being determined on a weighted average method. Costs include material, labor and manufacturing overhead costs. The Company quarterly reviews historical sales activity to determine excess, slow moving items and potentially obsolete items and also evaluates the impact of any anticipated changes in future demand. The Company provides inventory allowances based on excess and obsolete inventories determined principally by customer demand. As of December 31, 2008, no allowance for obsolete inventories was required.

●	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:
Depreciable life
Leasehold improvement	Term of the lease (2 years)
Furniture, fixtures and office equipment	4 to 5 years

Expenditure for repairs and maintenance is expensed as incurred. When assets have retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

Depreciation expense for the nines months ended December 31, 2008 and 2007 were $1,316 and $1,104, respectively.

●	Impairment of long-life assets

Long-lived assets primarily include plant and equipment. In accordance with the Statement of Financial Accounting Standard ("SFAS") No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment as of December 31, 2008.

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

●	Revenue recognition

In accordance with the SEC’s Staff Accounting Bulletin No. 104, “Revenue Recognition”, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.

(c)	Sales of products

Revenue is recognized when products are delivered to customers. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. In instances where products are configured to customer requirements, revenue is recorded upon the successful completion of the Company’s final test procedures and the customer’s acceptance.

The Company is subject to valued-added tax (“VAT”) under the PRC tax law which is levied on the majority of the products at the rate of 17% on the invoiced value of sales. Output VAT is borne by customers in addition to the invoiced value of sales and input VAT is borne by the subsidiaries in addition to the invoiced value of purchases to the extent not refunded for export sales.

(d)	Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

●	Comprehensive loss

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying consolidated statements of stockholders’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●	Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statements of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

The Company also adopts the provisions of the Financial Accounting Standards Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. The adoption of FIN 48 did not have a significant impact on the Company’s consolidated financial statements.

In connection with the adoption of FIN 48, the Company analyzed the filing positions in all of the federal, state and foreign jurisdictions where the Company and its subsidiaries are required to file income tax returns, as well as all open tax years in these jurisdictions. The Company adopted the policy of recognizing interest and penalties, if any, related to unrecognized tax positions as income tax expense. The Company did not have any unrecognized tax positions or benefits and there was no effect on the financial condition or results of operations for the nine months ended December 31, 2008 and 2007.

The Company conducts major businesses in the PRC and Hong Kong and is subject to taxes in these jurisdictions. As a result of its business activities, the Company files tax returns that are subject to examination by the local and foreign tax authorities.

●	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States dollar ("US$"). The Company’s subsidiaries operating in Hong Kong maintained their books and records in its local currency, Hong Kong Dollars ("HK$") while a subsidiary operating in the PRC maintained its books and records in its local currency, Renminbi Yuan ("RMB"), which are functional currencies as being the primary currency of the economic environment in which these entities operate.

In general, assets and liabilities are translated into US$, in accordance with SFAS No. 52, “Foreign Currency Translation”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statement of stockholders’ equity.

Translation of amounts from RMB and HK$ into US$1 has been made at the following exchange rates for the respective periods:

	2008	2007
Period end RMB:US$1 exchange rate	6.8555	7.3171
Average rates RMB:US$1 exchange rate	6.8927	7.5678
Period end HK$:US$1 exchange rate	7.7507	7.8049
Average rates HK$:US$1 exchange rate	7.7847	7.8006

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

●	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●	Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in the financial statements. During 2008 and 2007, the Company operates two reportable segments in Hong Kong and the PRC.

●	Fair value of financial instruments

The Company values its financial instruments as required by Statement of Financial Accounting Standard (SFAS) No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily consist of cash and cash equivalents, accounts receivable, prepayments and other receivables, accounts payable, other payables and accrued liabilities.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short term maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

●	Recent accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurement where the FASB has previously determined that under those pronouncements fair value is the appropriate measurement. This statement does not require any new fair value measurements but may require companies to change current practice. This statement is effective for those fiscal years beginning after November 15, 2007 and to the interim periods within those fiscal years. The Company believes that SFAS No. 157 should not have a material impact on the consolidated financial position or results of operations

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”). SFAS No. 159 permits entities to choose to measure, on an item-by-item basis, specified financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are required to be reported in earnings at each reporting date. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, the provisions of which are required to be applied prospectively. The Company believes that SFAS No. 159 should not have a material impact on the consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), “Business Combinations” (“SFAS No. 141R”). SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations the Company engages in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company expects SFAS No. 141R will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time. The Company believes that SFAS No. 141R should not have a material impact on the consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51, or SFAS No. 160” (“SFAS No. 160”). SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS No. 160 should not have a material impact on the consolidated financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities” and how derivative instruments and related hedged items affect a company’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS No. 162”). This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP) in the United States. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The Company does not expect the adoption of SFAS No. 162 to have a material effect on the financial condition or results of operations of the Company.

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

Also in May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts--an interpretation of FASB Statement No. 60" ("SFAS No. 163"). SFAS No. 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company believes that SFAS No. 163 should not have a material impact on the consolidated financial position or results of operations.

In May 2008, the FASB issued FSP APB 14-1, "Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 applies to convertible debt securities that, upon conversion, may be settled by the issuer fully or partially in cash. FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years after December 15, 2008, and must be applied on a retrospective basis. Early adoption is not permitted. The Company believes that this FSP should not have a material impact on the consolidated financial position or results of operations.

In June 2008, the FASB issued FASB Staff Position ("FSP") EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the earnings allocation in computing earnings per share under the two-class method as described in SFAS No. 128, Earnings per Share. Under the guidance of FSP EITF 03-6-1, unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings-per-share pursuant to the two-class method. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and all prior-period earnings per share data presented shall be adjusted retrospectively. Early application is not permitted. The Company believes that this FSP should not have a material impact on the consolidated financial position or results of operations.

In June 2008, the FASB ratified EITF No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early application is not permitted. The Company believes that this EITF 07-5 should not have a material impact on the consolidated financial position or results of operations.

In September 2008, the FASB issued FSP 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP FAS 133-1” and “FIN 45-4”). SP 133-1 and FIN 45-4 amends disclosure requirements for sellers of credit derivatives and financial guarantees. It also clarifies the disclosure requirements of SFAS No. 161 and is effective for quarterly periods beginning after November 15, 2008, and fiscal years that include those periods. The adoption of FSP 133-1 and FIN 45-4 did not have a material impact on the Company’s current financial position, results of operation or cash flows.

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

In October 2008, the FASB issued Staff Position (“FSP”) No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active” (“FSP FAS 157-3”) FSP FAS 157-3 clarifies the application of SFAS No. 157 in an inactive market. It illustrated how the fair value of a financial asset is determined when the market for that financial asset is inactive. FSP FAS 157-3 was effective upon issuance, including prior periods for which financial statements had not been issued. The adoption of FSP FAS 157-3 did not have a material impact on the Company’s current financial position, results of operations or cash flows.

NOTE－5	ACCOUNTS RECEIVABLE, NET

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, no allowance for doubtful accounts is provided for the nine months ended December 31, 2008 and 2007.

NOTE－6	PREPAYMENTS AND OTHER RECEIVABLES

Prepayments and other receivables consisted of the following:

	December 31, 2008	March 31, 2008
	(Unaudited)	(Audited)

Prepayments	$62,125	$2,542
Utility deposits	13,243	9,087
Other receivables	107	53
	$75,475	$11,682

NOTE－7	BANKING FACILITIES

(a)	Bank overdraft facility

On May 29, 2008, the Company’s subsidiary, EFEL obtained a bank overdraft facility totaling $167,308 (approximately HK$1,300,000) from a financial institution in Hong Kong, which carried interest rates ranging from 4.80% to 5.81% per annum and was guaranteed by Mr. So, the director of the Company.

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

As of December 31, 2008, the outstanding balance of the bank overdraft was $166,902.

(b)	Packing credit facility

On June 30, 2008, the Company’s subsidiary, EIL obtained a packing credit facility totaling $128,698 (approximately HK$1,000,000) from a financial institution in Hong Kong, which carried interest rates ranging from 5.84% to 6.34% per annum and was guaranteed by Mr. So, the director of the Company. This facility was cancelled at the option of the bank on October 6, 2008.

(c)	Short-term borrowings

As of December 31, 2008, the outstanding balance $30,784 of short-term borrowing was obtained from a financial institution in Hong Kong, which carried an effective interest rate of 3.86% per annum for a term of 1 month. This borrowing was fully repaid on January 28, 2009.

NOTE－8	AMOUNT DUE TO A RELATED PARTY

As of December 31, 2008, $1,480,972 due to a related company which is controlled by Mr. So, the director of the Company, represented advances to the Company which was unsecured, interest-free and has no fixed repayment term. The imputed interest on the amount due to a related party was not significant.

NOTE－9	CAPITAL TRANSACTION

On September 8, 2008, the Board authorized and approved to waive $550,215 amount due to a stockholder to the additional paid-in capital.

NOTE－10	INCOME TAXES

The Company is registered in the BVI and has operations in various countries: BVI, Hong Kong and the PRC. The local (“BVI”) and foreign components of loss from operations and before income tax were comprised of the following:

	Nine months ended December 31,
	2008	2007
Tax jurisdictions from:
Local	$89,874	$(439,990)
Foreign	(826,758)	(818,896)

Loss before income tax	$(736,884)	$(1,258,886)

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

British Virgin Islands

Under the current laws of the BVI, the Company, EGC and EIL are not subject to income tax.

Hong Kong

EFEL is subject to Hong Kong Profits Tax at the statutory rate of 16.5% (2007: 17.5%) on the assessable income for the years reported. For the nine months ended December 31, 2008 and 2007, its operating subsidiary in Hong Kong incurred an operating loss of $713,487 and $812,571 for income tax purposes and was exempted from Hong Kong Profits Tax.

The PRC

The Company’s subsidiary, RBNT operating in the PRC is subject to the Corporate Income Tax governed by the Income Tax Law of the People’s Republic of China, at a statutory rate of 33%, which is comprised of a 30% national income tax and 3% local income tax. RBNT was exempted from the PRC Income Tax due to the cumulative tax losses for the nine months ended December 31, 2008 and 2007.

On March 16, 2007, the National People’s Congress approved the Corporate Income Tax Law of the PRC (the “New CIT Law”). The New CIT Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises with effect from January 1, 2008. However, RBNT is considered a foreign invested enterprise and their ultimate applicable effective tax rate in 2008 and beyond will depend on many factors, including but not limited to whether certain of its legal entity will be subject to a transitional policy under the New CIT Law, whether RBNT can continue to enjoy the unexpired tax holidays.

For the nine months ended December 31, 2008 and 2007, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recognized. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. As of December 31, 2008, the Company had approximately $1,849,414 of the cumulative tax losses which can be carried forward indefinitely to offset future taxable income, which a full valuation allowance has been provided for, as the management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the aggregate net deferred tax assets and liabilities of the Company as of December 31, 2008:

December 31, 2008
Deferred tax assets:
Net operating loss carryforwards	$307,640

Deferred tax liabilities:
Depreciation	(325)
Total net deferred tax assets	307,315
Less: valuation allowance	(307,315)

Net deferred tax assets	$-

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

NOTE－11	RELATED PARTY TRANSACTIONS

		Nine months ended December 31,
		2008	2007

Sale of goods to a related company	(a)	$-	$30,973
Purchase of goods from a related company	(b)	-	209,326
Rental income from a related company	(c)	121,930	113,645
Consultancy fees paid to a related company	(d)	50,578	331,582

(a)
For the nine months ended December 31, 2007, the Company sold its products to a related company which is controlled by Mr. So, the director of the Company at its current market value in a normal course of business.

(b)
For the nine months ended December 31, 2007, the Company purchases certain products for re-sale from a related company which is controlled by Mr. So, the director of the Company at its current market value in a normal course of business.

(c)
For the nine months ended December 31, 2008 and 2007, the Company leased out some portion of the office premises to a related company which is controlled by Mr. So, the director of the Company, at the market price in accordance with the lease agreement in a normal course of business.

(d)
For the nine months ended December 31, 2008 and 2007, the Company paid consultancy service to a related company which is controlled by Mr. So, the director of the Company, at its fair value in a normal course of business.

(e)
In December 2007, the Company sub-licensed the technical know-how to a related company which is controlled by Mr. So, the director of the Company in a term of 10 years, at its fair value in a normal course of business. No transactions were incurred for the nine months ended December 31, 2008 and 2007 and such Licensing Agreement was subsequently terminated.

(f)
On December 1, 2007, the Company, through its subsidiary, entered into Exclusive Licensing Agreement with EATware Intellectual Properties Limited, which is controlled by the director of the Company, to obtain the exclusive right to use certain names, trademarks, patents, equipment and procedures for the manufacture, distribution and sales of organically sensitive, environmentally friendly and biodegradable tableware, packaging and other cellulose based products in North America region for a term of 10 years. No transactions were incurred during the nine months ended December 31, 2008 and 2007.

NOTE－12	SEGMENT INFORMATION

(a)	Business segment reporting

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

The Company’s business units have been aggregated into two reportable segments, as defined by SFAS No. 131:

●	Additive Business – sales and manufacture of proprietary additives in the PRC

●	Foodware Business – trading of food containers and packaging products in Hong Kong and overseas

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 4). The Company had no inter-segment sales for the nine months ended December 31, 2008 and 2007. The Company’s reportable segments are strategic business units that offer different products and services. They are managed separately based on the different technology and marketing strategies of each business unit for making internal operating decisions.

	Nine months ended December 31, 2008
	Additive Business	Foodware Business	Total

Operating revenues, net	$130,972	$1,949,632	$2,080,604
Cost of revenues	123,493	1,497,588	1,621,081

Gross profit	7,479	452,044	459,523
Depreciation	120	1,196	1,316
Net loss	$(5,938)	$(730,946)	$(736,884)

Expenditure for long-lived assets	$-	$1,268	$1,268

	Nine months ended December 31, 2007
	Additive Business	Foodware Business	Total

Operating revenues, net	$61,700	$583,651	$645,351
Cost of revenues	(61,536)	(518,004)	(579,540)

Gross profit	164	65,647	65,811
Depreciation	109	995	1,104
Net loss	$(6,325)	$(1,252,561)	$(1,258,886)

Expenditure for long-lived assets	$5,013	$-	$5,013

(b)	Geographic segment reporting

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

In respect of geographical segment reporting, sales are based on the country in which the customer is located, as follows:

	Nine months ended December 31,
	2008	2007
By regions:
North America	$1,521,072	$274,948
Asia	371,443	231,085
Europe	124,727	138,698
Others	63,362	620

Total revenue	$2,080,604	$645,351

As of December 31, 2008, 11% of the Company’s long-lived assets were located in the PRC and 89% in Hong Kong.

NOTE－13	CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)	Major customers

The following is a table summarizing the revenue from customers that individually represent greater than 10% of the total revenue for each of the period ended December 31, 2008 and 2007 and their outstanding balances at year-end date:

For the nine months ended December 31, 2008, one customer represented more than 10% of the Company’s revenue and accounts receivable, respectively. As of December 31, 2008, this customer accounted for 51% of revenue amounting to $1,051,884 for the period ended and $0 of accounts receivable, respectively.

		Nine months ended December 31, 2007
		Revenues	Percentage of revenues		Accounts receivable, trade

Customer A		$118,938	18%		$99,925
Customer B		78,832	12%		30,787
Customer C		67,557	10%		-

	Total:	$265,327	40%	Total::	$130,712

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

(b)	Major vendors

The following is a table summarizing the purchase from vendors that individually represent greater than 10% of the total purchase for each of the period ended December 31, 2008 and 2007 and their outstanding balances at year-end date:

		Nine months ended December 31, 2008
		Purchases	Percentage of revenues		Accounts payable, trade

Vendor A		$988,372	61%		$268,299
Vendor B		503,195	31%		129,621

	Total:	$1,491,567	92%	Total::	$397,920

		Nine months ended December 31, 2007
		Purchases	Percentage of revenues		Accounts payable, trade

Vendor A		$209,327	37%		$158,505
Vendor B		304,634	53%		128,803

	Total:	$513,961	90%	Total::	$287,308

(c)	Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

(d)	Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of net income for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of HK$ converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

(d)	Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

The Company’s interest-rate risk arises from bank borrowings. Borrowings issued at variable rates expose the Company to cash flow interest-rate risk. Borrowings issued at fixed rates expose the Company to fair value interest-rate risk. Company policy is to maintain approximately all of its borrowings in fixed rate instruments. At the period-end, all of borrowings were at fixed rates.

NOTE－14	COMMITMENTS AND CONTINGENCIES

(a)	Operating lease commitments

The Company was committed under various non-cancelable operating leases with fixed monthly rentals, due through September 2009. Costs incurred under these operating leases are recorded as rent expense and totaled approximately $28,696 and $27,384 for the nine months ended December 31, 2008 and 2007. Future minimum rental payments due under non-cancelable operating leases are amounted to $99,260 for the year ending December 31, 2009.

EXTRA EASE LIMITED
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

NOTE－15	SUBSEQUENT EVENT

On March [31], 2009, the Company entered into a Share Exchange Agreement (the “Agreements”) with China Shoe Holdings, Inc., a company organized under the laws of the State of Neveda and is a reporting issuer in the United States and has its shares listed on the NASD Over-the-Counter Bulletin Board under the symbol “CHSH”. Pursuant to the Agreements, the shareholders of the Company transferred 100% of its issued and outstanding common stock to CHSH in exchange for an aggregate of 121,313,946 shares of common stock of CHSH, thus causing the Company to become a direct wholly-owned subsidiary of CHSH.

The share exchange is treated as a reverse acquisition and recapitalization of CHSH whereby the Company is deemed to be the accounting acquirer (legal acquiree) and CHSH to be the accounting acquiree (legal acquirer). Accordingly, the consolidated entity is considered to be a continuation of CHSH with the net assets of the Company deemed to have been acquired and recorded at its fair value.